Exhibit 10.7
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...Speeding medicines to people
170 Locke Drive, Marlborough, MA 01752 • Tel: 508-480-9235 • Fax: 508-480-9238 •www.xcellerex.com
Xcellerex Proposal and Binding Term Sheet
for Novavax Inc.
Clinical and Commercial Production of Novavax’s Influenza Virus-Like
Particles Expressed in SF9 Cell Line
October 19, 2009
This Proposal and Binding Term Sheet (“Term Sheet”) contains information belonging to Xcellerex, Inc. (“Xcellerex”) and information belonging to Novavax, Inc. (“Novavax”) that is confidential. This information is only intended for the use of the other above named entity, the recipient, as provided in this proposal and binding term sheet. The recipient may not disclose, and shall use all reasonable efforts to prevent the inadvertent disclosure of the Confidential Information to any third party without the prior written consent of the entity who owns such information. In addition, the recipient may not use the information for any purposes except for the express purposes set forth in this proposal and binding term sheet. For purposes of any prior confidentiality agreement between Novavax and Xcellerex, this document shall constitute confidential information even if not so marked on every page of the documents and may only be used for the purposes specified. The Confidentiality Agreement between Novavax and Xcellerex dated March 20, 2009 (the “CDA”) shall govern the exchange of Confidential Information (as defined in the CDA) set forth herein and pursuant to this Term Sheet, and this Term Sheet shall be deemed to be Confidential Information of both parties. If you receive this document in error, please immediately contact us by telephone to arrange for return of the original documents to us.
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Executive Summary
Novavax, Inc. (“Novavax”) is a clinical stage biotechnology company, creating novel vaccines to address a broad range of infectious diseases worldwide using advanced proprietary virus-like particle (VLP) technology and manufacturing such vaccines using a proprietary process.
Novavax is developing a monovalent Influenza VLP Vaccine for the pandemic human H1N1 influenza virus (A/California/7/2009), which is commonly referred to as the “swine” flu (the “Product”). The process uses recombinant baculovirus to infect an insect cell culture and express VLPs that contain Hemagglutinin (HA), Neuraminidase (NA), and Matrix (M1) Protein. The proteins self-assemble as they are secreted from the insect cells as particles that resemble influenza virus, but do not contain flu RNA.
The current proposal is for Xcellerex’s commercial production of the bulk drug substance of the Product (the “Bulk Material”) for Novavax for use and sale in Mexico. Xcellerex shall produce the Bulk Material in as many consecutive batches as it deems necessary to produce [* * *] doses of equivalent Bulk Material, but Xcellerex anticipates an initial campaign of an estimated [* * *] consecutive batches. Notwithstanding anything in this Term Sheet to the contrary, in no event shall Xcellerex be required to manufacture more than [* * *] consecutive batches of Bulk Material. Novavax shall order all lots of Bulk Material to be made in continuous consecutive batches for [* * *] doses of equivalent Bulk Material. The parties intend for Xcellerex to be the exclusive contract manufacturer of the Bulk Material for sale in Mexico until February 15, 2010, unless otherwise agreed to by the parties. For other markets where Xcellerex would be the low cost provider of Bulk Material, Novavax agrees to appoint Xcellerex as the co-exclusive supplier of Bulk Material in such market through June 2010, or as mutually agreed, except in territories where Novavax has already granted rights.
Payment and other legal terms are as outlined in Attachment 3.
Proposal Assumptions
The following proposal is for contract services to manufacture commercial material for Novavax and its licensees/partners during the Term. The “Term” shall end on the earlier of: 1) the delivery of [* * *] dose equivalent of Bulk Material; or 2) delivery of Bulk Material from [* * *] batches; or 3) February 15, 2010; or 4) mutual termination or termination as provided in Attachment 3. For avoidance of doubt, in no event shall Xcellerex be required to supply Bulk Material after the expiration of the Term, and in no event shall Novavax be required to pay for Bulk Material delivered after the expiration of the Term.
A.	Materials and Supplies

•	Insect cell lines, being delivered to Xcellerex for use in development or manufacturing programs, require acceptance testing to confirm culture purity and identity prior to receipt and use in cGMP manufacturing areas at Xcellerex.

•	The parties shall agree on the materials to be supplied for manufacture of Product, and whose responsibility it will be to supply the materials. Novavax will supply, at Novavax’s expense, to Xcellerex the raw materials set forth on Attachment 7 and any other materials agreed to by the parties (the “Novavax Materials”), and Xcellerex shall order and supply, at Xcellerex’s expense, the raw materials set forth on Attachment 7 and any other materials agreed to by the parties (the “Xcellerex Materials,” and, together with the Novavax Materials, the “Materials”), in each case for the execution of no more than [* * *] batches under the Work Plan. Attachment 7 Sets forth the parties initial list of Novavax Materials and Xcellerex Materials. In order that the
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relative cost of the Novavax Materials and the Xcellerex Materials will be [* * *]%, the parties agree that within 10 days of execution of this Term Sheet, the parties will agree to a budget for the Materials to be provided by each party including the associated expense. Any expense in excess of a party’s agreed upon budget must be approved by the other party and, upon approval, will be split [* * *]% and arrangement will be made to provide Novavax with the appropriate credit to the Per Dose Fee for its portion of the excess expenses. The Novavax Materials will be arranged to arrive at Xcellerex’s facility 10 days in advance of each batch whenever possible, and, where necessary, qualified and released by Novavax quality assurance personnel prior to their expected use in the manufacturing process. In accordance with, and subject to, Attachment 3, Novavax will receive a credit against the Per Dose Fee for Bulk Material upon delivery based on the actual cost for the Novavax Materials supplied by Novavax.
•	The Bill of Materials for the Work Plan will be completed by Novavax and Xcellerex and will include a designation of which Materials are Novavax Materials and which Materials are Xcellerex Materials. The Parties rely upon Novavax’s information for the completion of the Bill of Materials.

•	To the extent Novavax Materials are not used by Xcellerex in performance hereunder, the unused Novavax Materials will be handled as set forth in Attachment 3.

B.	Analytical

•	The analytical methods required for evaluating Bulk Material quality during the project have yet to be fully specified. A review of the analytical requirements including assay qualifications, and assays required for in-process testing will be required. Attachment 1 contains a list of assays typically performed by Xcellerex.

C.	Capital Equipment

•	A list of equipment required by Xcellerex to perform the work in this Term Sheet is included on Attachment 4. Novavax will purchase the equipment so indicated on Attachment 4 and cause it to be shipped to Xcellerex. All equipment purchased by Novavax and shipped to Xcellerex shall be owned by Novavax, shall be used exclusively for the work hereunder and shall be returned to Novavax, at Novavax’s cost, upon completion of the work under the Term Sheet. Xcellerex shall insure all equipment in its possession, including the equipment to be returned to Novavax. Novavax shall file UCC-1 financing statements on the equipment for bailment.

•	In the event equipment in addition to that listed on Attachment 4 or already in Xcellerex’s possession is required, the parties shall mutually agree to a resolution regarding such equipment in good faith. Novavax shall not have any additional capital equipment requirements beyond what is indicated in Attachment 4 without mutual consent.

D.	Volumes

•	All volumes listed are considered to be working volumes.

E.	The Manufacturing process to be used by Xcellerex is described in Attachment 2.
Confidential

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Novavax Contact:
Technical Contact:
Quality Contact:
Business Contact:
Xcellerex Contacts
Project Coordinator:
Regulatory Contact:
Business Contact:
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Section	Description	Duration Estimate	Estimated Cost
1.0	Project/process scope definition, creation of quality agreement	Weeks [* * *]	Included

2.0	Technology Transfer	[* * *] Weeks	Included

3.0	Working Virus Stock and Seed Production	[* * *] weeks (includes testing)	Included

4.0	Assay Transfer for in-process testing	[* * *] Weeks	Included

Report

5.0	Generation and Preparation of cGMP Documentation	[* * *] Weeks	Included

Report

6.0	Process Equipment Installation and Qualification	[* * *] Weeks	Included

Report

7.0	cGMP Consecutive Manufacturing Runs	[* * *] Weeks	Included

• [* * *]
Confidential

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DRAFT Process Flow Scheme
To be confirmed with Novavax prior to commencement of work
[* * *]
Confidential

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Initial Dose Assumptions and Total Price for the Project
based on assumptions provided by Novavax

	Requirements	Amounts

1	Total Number of Doses Required per Manufacturing Campaign	Minimum [* * *]

2	Price Per Dose	[* * *] per dose
Confidential

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Draft Work Plan
[* * *]
Confidential

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General Terms and Conditions
This Term Sheet, including all of the seven attachments to the Term Sheet, shall be binding on the parties. Any additional terms related to the transactions described herein, shall be set forth more fully in an additional agreement to be negotiated in good faith by the parties (the “Agreement”); provided that the terms of this Term Sheet shall be incorporated into the Agreement, and this Term Sheet shall remain binding on the parties until such time as an Agreement has been executed by both parties. The parties shall use good faith and commercially reasonable efforts to enter into the Agreement as soon as practicable, but in no event more than 21 days from the date hereof, and the Agreement shall include terms, conditions, representations, warranties, indemnifications and covenants usual for agreements of this type. The parties also will issue a press release, as drafted in Attachment 6, upon signing this Term Sheet announcing the partnership and the intent to produce H1N1 vaccine. In the event the parties are unable to enter into the Agreement, this Term Sheet shall remain binding on the parties until the earlier of (i) the parties mutually agree in writing to terminate this Term Sheet, (ii) delivery of [* * *] dose equivalent of Bulk Material, (iii) delivery of Bulk Material from [* * *] batches, (iv) February 15, 2010, or (v) termination as provided in Attachment 3.

NOVAVAX, INC.			XCELLEREX, INC.

BY:	/s/ Rahul Singhvi		BY:	/s/ Jon Lieber

	NAME:	Rahul Singhvi		NAME:	Jon Lieber
	TITLE:	President and CEO		TITLE:	CFO
DATE: October 19, 2009			DATE: October 19, 2009
Confidential

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Attachment 1
[* * *]
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Attachment 2
DRAFT Novavax Process Description for VLP Manufacturing [to be confirmed and agreed with
Novavax and transferred to Xcellerex prior to commencement of Work Plan]
CONFIDENTIAL INFORMATION OF NOVAVAX
[* * *]
Confidential

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Attachment 3
In consideration for services performed by Xcellerex, the payments made by Novavax and the other representations and covenants of each of the parties, Novavax and Xcellerex would agree to the following terms:
•	All payments shall be by wire transfer in immediately available funds to an account designated by Xcellerex based upon invoice(s) as provided by Xcellerex if required. Novavax will issue a P.O. prior to initiation of the first batch, [* * *] at the latest.

•	The anticipated initial non-binding production schedule for the initial [* * *] batches is as follows:
[* * *]
•	All payments are due within 30 days of invoice which shall be issued upon delivery and acceptance of Bulk Material. By [* * *], Novavax will provide a letter of credit to Xcellerex in an amount equal to [* * *]. The letter of credit will roll over with each batch and payment so that it will remain in place until the earlier of (a) payment in full by Novavax under this Term Sheet for [* * *] doses equivalent of Bulk Material, or (b) delivery of Bulk Material from [* * *] batches, or (c) 30 days after termination of the Term Sheet. In the event any payment for accepted Bulk Material is not made by Novavax within 30 days of acceptance, then Xcellerex will be entitled to draw on such Letter of Credit. Xcellerex shall be entitled to suspend performance during any period in which Novavax owes Xcellerex in excess of [* * *] provided that 30 days have elapsed since the oldest invoice then outstanding.

•	Novavax shall be responsible for any taxes related to the ownership or use of the equipment purchased and owned by Novavax. All taxes associated with the sale by Novavax of Bulk Material, including VAT, will be the responsibility of Novavax.

•	Payments received more than three business days after the due date will be subject to interest daily based on the prime rate as published in the Wall Street Journal.

•	Novavax shall pay to Xcellerex [* * *] in immediately available funds via wire transfer upon execution of this Term Sheet.

•	Novavax shall pay to Xcellerex [* * *] in immediately available funds via wire transfer on [* * *], 2009. Such payments collectively referred to as the “Prepayments” and are non-refundable but are creditable against the Per Dose Fees as set forth below.

•	Novavax shall pay a “Per Dose Fee” equal to [* * *] per dose of equivalent Bulk Material that is delivered to and accepted by Novavax or its designated Mexican buyer, less a credit for the
Confidential

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actual cost of all Novavax Materials used by Xcellerex in the applicable batch; and less a credit against the total amount of Prepayments at the rate of [* * *] for each of the first [* * *] batches. The formulas for Per Dose Fee payments are as follows: Per Dose Fee for [* * *] batches = ([* * *] X equivalent number of doses of Bulk Material in the applicable batch that are delivered and accepted) — actual cost of Novavax Materials used in the applicable batch — [* * *]. Per Dose Fee for [* * *] batches = ([* * *] X equivalent number of doses of Bulk Material in the applicable batch that are delivered and accepted) — actual cost of Novavax Materials used to manufacture the applicable batch.

•	To the extent that Novavax does not get the benefit of a full credit for the total amount of Prepayments because Xcellerex delivers [* * *] doses of equivalent Bulk Material in fewer than [* * *] batches, Novavax shall receive a credit against future purchases of Xcellerex equipment or services that may be provided by Xcellerex to Novavax.

•	Xcellerex will use commercially reasonable efforts to deliver Bulk Material as soon as possible.

•	Delivery terms are FOB [* * *] (INCOTERMS 2000).

•	Based on the performance of the work hereunder, the parties may discuss future manufacturing work by Xcellerex.

•	To the extent Xcellerex does not use all Novavax Materials ordered for the production of Bulk Material, Xcellerex shall return all Novavax Materials to Novavax free of charge, except that Novavax shall pay shipping charges and designate the shipper with respect to such Novavax Materials.

•	Xcellerex shall have no liability with respect to any defect in Bulk Material that results from defective Materials or for delay in manufacturing campaigns or delivery of Bulk Material due to delays from suppliers beyond Xcellerex’s reasonable control.

•	In no event shall either party be liable hereunder for consequential, incidental, indirect, exemplary, special or punitive damages.

•	As provided in the Term Sheet, Novavax will provide certain equipment to Xcellerex that will be returned to Novavax upon completion of the work.

•	[* * *]

•	Novavax may terminate this Term Sheet prior to January 15, 2010 without material uncured breach by Xcellerex because (a) the clinical trial of Product fails or is delayed, either for safety reasons or insufficient immunogenicity data, (b) because Novavax and its Mexican partner decide not to submit an application for regulatory approval in Mexico, or (c) because the application for regulatory approval is rejected or not approved in a timely manner, in which case,
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Xcellerex shall be entitled to keep the full amount of any Prepayments made up to the termination date, plus Xcellerex shall return all unused Novavax Materials purchased by Novavax at no charge, except that Novavax shall pay shipping charges and designate the shipper with respect to such Novavax Materials, and Xcellerex shall receive no further payments. If this Term Sheet is terminated after December 2, 2009 and prior to or on January 15, 2010, and subsequently Novavax has the opportunity to sell doses of Bulk Material to a third party, then Xcellerex will deliver the Bulk Material that had been manufactured prior to termination and Novavax shall pay the Per Dose Fee for the delivered product. Xcellerex will not be obligated to store completed Bulk Material after April 30, 2010.

•	On or before December 2, 2009, for any reason, Novavax may terminate this Term Sheet. If terminated, (a) Xcellerex shall be entitled to keep the full amount of any Prepayments made up to the date of notice plus the value of the Novavax Materials used up to such date, and shall receive no further payments (except as set forth in (d) below); (b) Xcellerex shall return all unused Novavax Materials purchased by Novavax at no charge, except that Novavax shall pay shipping charges and designate the shipper with respect to such Novavax Materials; (c) Xcellerex shall deliver all completed Bulk Material to Novavax; and (d) Novavax may use such Bulk Material for research, development and regulatory purposes or sell such Bulk Material and, to the extent that Novavax sells any such Bulk Material, Novavax shall pay to Xcellerex the Per Dose Fee (taking into consideration the per batch credits for Novavax Materials used in the applicable batch and the [* * *] credit).

•	To the extent that Xcellerex is practicing any methods or procedures provided by Novavax and to the extent that Xcellerex is manufacturing Product, Novavax represents and warrants that Xcellerex’s manufacture of Bulk Material shall not infringe the intellectual property rights of any third party.

•	To the extent that Xcellerex is practicing any methods or procedures not provided by Novavax, Xcellerex represents and warrants that Xcellerex’s manufacture of Bulk Material, and Novavax’s sale of Bulk Material, shall not infringe the intellectual property rights of any third party. This representation and warranty shall only apply to an infringement caused solely by the practice of methods or procedures not provided by Novavax.

•	Each Party represents and warrants that, as of the date of the execution of this Term Sheet, it is not aware of any activities it or the other Party is engaged in that would breach this Term Sheet or cause Xcellerex’s manufacture of Bulk Material to infringe the intellectual property rights of any third party.
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•	Novavax is entitled to have development resources and a quality person on Xcellerex premises during the term and during production of Bulk Material as long as such person does not interfere with operations at Xcellerex and has been appropriately trained on and follows Xcellerex policies and procedures.

•	All Bulk Material provided by Xcellerex shall meet the specifications as set forth in Attachment 5 (the “Specifications”). All Bulk Material shall be manufactured in accordance with cGMP and all work shall be performed in accordance with all applicable laws and regulations. All Bulk Material will be delivered with a completed batch review from Xcellerex quality group and will be subject to inspection and acceptance by Novavax or its designated Mexican partner no later than two business days from the date of shipment from Xcellerex. For purposes of this Term Sheet, “cGMP” and “GMP” shall mean any applicable current Good Manufacturing Practices as defined in the US Federal Food, Drug and Cosmetics Act of 1938, and the regulations and guidances promulgated thereunder, as may be amended from time to time, which are in effect as of the date the services are rendered.

•	All intellectual property or technology of each of the parties existing prior to this Term Sheet or developed outside the scope of this Term Sheet shall remain the property of the owning party and the other party shall have no rights with respect to any such intellectual property or technology except that each party will have the right to perform the work as described in the Term Sheet and Novavax will have the right to export, use and sell all Bulk Material. If either party creates or discovers any new intellectual property (patentable or not) or technology of any kind during the course of performing the work under and pursuant to the Term Sheet (the “Developed Technology”), ownership of intellectual property will follow the laws of inventorship. Novavax will own Developed Technology made by Novavax (the “Nvax Developed Technology”); Xcellerex will own Developed Technology made by Xcellerex (the “XRX Developed Technology”); and Developed Technology that is jointly invented will be owned jointly (the “Joint Developed Technology”). Each of Novavax and Xcellerex shall promptly notify the other of any Developed Technology to the other. Novavax is hereby granted a fully-paid, royalty free, sub-licenseable, nonexclusive license to all XRX Developed Technology to manufacture, use and sell, and have manufactured, used and sold, any Novavax VLP product anywhere in the world. Xcellerex is hereby granted a fully-paid, royalty free, sub-licenseable, nonexclusive license to all Nvax Developed Technology to manufacture, use and sell, and have manufactured, used and sold products other than a VLP product anywhere in the world. For avoidance of doubt, the foregoing license grant (A) to Novavax shall not apply to the bioreactor
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and mixer technologies and equipment known as XDR™, XDM™ and FLEXFACTORY®, the Xcellerex process control methods and electronic batch record technology and PDMax™, and any improvements to any of the foregoing and (B) to Xcellerex shall not apply to Novavax’s VLP technology, including the process of creating VLP product, and Novavax’s baculovirus manufacturing process, and any improvements to any of the foregoing.

•	Neither party may make any public statement, issue any press release or any other publication regarding this Proposed Term Sheet, the Agreement, or the transactions contemplated hereunder and thereunder without the prior consent of the other party, except as set forth in Attachment 6.
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Attachment 4
[* * *]
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Attachment 5
Specifications
[* * *]
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Attachment 6
Press Release
Novavax and Xcellerex Announce Collaboration to Develop Large-scale
Manufacturing Process for 2009 H1N1 Influenza VLP Vaccine
Partnership will enable rapid, cost-effective, large-scale production of novel Novavax VLP vaccine utilizing Xcellerex’s FlexFactory ®
manufacturing solution for Mexico
Rockville, MD and Marlborough, MA — October 21, 2009 — Novavax, Inc. (NASDAQ: NVAX) and Xcellerex, Inc. has entered into a strategic collaboration to accelerate the development of Novavax’s vaccine manufacturing process to commercial scale and begin immediate production of Novavax’s novel 2009 H1N1 influenza vaccine for potential commercial sale. Earlier this week, Novavax launched a two-stage, 4,000-patient clinical study of its H1N1 flu vaccine in Mexico to support registration in that country. The two companies will utilize Novavax’s unique virus-like particle (VLP) vaccine technology to produce initial commercial quantities of H1N1 vaccine with Xcellerex’s FlexFactory biomanufacturing platform. Xcellerex will provide development expertise and product manufacturing in exchange for manufacturing supply fees from Novavax.
“We are pleased to apply our state-of-the-art FlexFactory manufacturing technology to enable the rapid, commercial-scale production of H1N1 flu vaccine by Novavax. Our technology offers Novavax a cost-effective and flexible manufacturing solution for this public health crisis by achieving full commercial-scale production of VLP-based vaccines much more rapidly than traditional vaccine production methods,” stated Joseph Zakrzewski, Xcellerex’s President and Chief Executive Officer.
“This strategic partnership represents a major step forward for Novavax and will allow us to increase the scale of our VLP vaccine manufacturing process and expand capacity to satisfy potential demand for our H1N1 VLP vaccine in Mexico. This alliance will also enable us to establish commercial-scale production capabilities for our VLP-based seasonal influenza vaccine program and significantly advance our timeline for full scale manufacturing,” said Rahul Singhvi, Novavax’s President and Chief Executive Officer.
About VLPs
Virus-like particles (VLPs) mimic the external structure of viruses but lack the live genetic material that causes viral replication and infection. VLPs can be designed quickly to match individual viral strains and be produced efficiently using portable cell-culture technology. Novavax VLP-based vaccine candidates are produced more rapidly than egg-based vaccines by using proprietary, portable, recombinant cell-culture technology.
About FlexFactory
Xcellerex’s FlexFactory is an innovative, portable manufacturing platform, based on the innovative application of (1) single-use technologies; (2) controlled environmental modules (CEMs); and (3) advanced and proven process automation including electronic batch records. The FlexFactory effectively eliminates clean and steam-in-place and clean room infrastructure, greatly simplifies facility design, reducing manufacturing footprint and capital investment, and creates breakthrough gains in operating efficiency, flexibility and environmental friendliness.
About Novavax
Novavax, Inc. is a clinical-stage biotechnology company, creating novel vaccines to address a broad range of infectious diseases worldwide, including H1N1, using advanced proprietary virus-like-particle (VLP) technology. The company produces potent VLP -based, recombinant vaccines utilizing new and efficient manufacturing approaches. Novavax is committed to using its VLP technology to create country-specific vaccine solutions. It recently launched a joint venture with Cadila Pharmaceuticals, named CPL Biologicals, to develop and manufacture vaccines, biological therapeutics and diagnostics in India.
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About Xcellerex, Inc.
     Xcellerex is revolutionizing the way biomolecules are developed, manufactured and commercialized. The company’s unique single-use component technology platform transforms biomanufacturing economics, enabling the development of biotherapeutics and vaccines, and dramatically improving the ability of Xcellerex and its partners to deploy manufacturing capacity. Xcellerex leverages its technology and services platform by: 1) commercializing its FlexFactories® (complete, turnkey, modular production trains) and XDR™ (unique, single use component bioreactor systems); 2) building a portfolio of proprietary biotherapeutics and vaccines through creative alliances and in licensing; and 3) creatively structuring transactions around FlexFactories, XDRs and its pipeline. Learn more at http://www.xcellerex.com
Forward-Looking Statements
     Statements herein relating to future financial or business performance, conditions or strategies and other financial and business matters, including expectations regarding scale-up and commercial manufacturing of Novavax’s 2009 H1N1 vaccine and other anticipated milestones are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Novavax cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including that Xcellerex has not manufactured Novavax’ 2009 H1N1 vaccine at commercial levels and Novavax has not manufactured any vaccine at a commercial level; unanticipated costs and delays during the scale-up process; the manufacturing process will be subject to inspection and validation, which could also result in delays; the 2009 H1N1 vaccine must be manufactured quickly, or it may not be sold until after the 2009/2010 flu season has ended; the 2009 H1N1 vaccine has not yet received regulatory approval in Mexico, the intended market; competition from already approved vaccines for the 2009 H1N1 flu; business abilities and judgment of personnel and corporate partners; and the availability of qualified personnel. Further information on the factors and risks that could affect Novavax’ business, financial conditions and results of operations, is contained in Novavax’ filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. These forward-looking statements speak only as of the date of this press release, and Novavax assumes no duty to update forward-looking statements.

Contact:

Xcellerex, Inc.	Novavax Inc.
Jon Lieber,	Tricia J. Richardson
Chief Financial Officer	Snr. Investor Relations Manager
Tel. 508-683-2239	240 268 2031

Xcellerex Inc.
Robert Gottlieb
RMG Associates
857-891-9091
Confidential

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS
BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
Attachment 7
[* * *]
Confidential